(ICON)
The Global
Total Return
Fund, Inc.
ANNUAL
REPORT

Dec. 31, 1998
(LOGO)

The Global Total Return Fund, Inc.
Performance At A Glance.

A financial crisis that simmered in Asia early in 1998 finally spread to
Russia and Latin America in the second half of the year. Investors responded by fleeing to the government securities of major developed Western economies and by selling assets that carried greater credit risk. The Global Total
Return Fund provided higher returns than the average comparable fund, as measured by Lipper Analytical Services, primarily because we invested heavily in long-term German government bonds, U.S. Treasuries, and other "safe haven" debt securities that rallied sharply.

Cumulative Total Returns1
As of 12/31/98
                               One         Five         Ten
Since
                               Year        Years       Years
Inception2
Class A                          8.92%       50.69%
147.21%         244.44%
Class B                          8.13         N/A
N/A            25.91
Class C                          8.13         N/A
N/A            25.92
Class Z                          9.07         N/A
N/A            15.13
Lipper Global
Income Fund Avg.3                6.23        31.79
108.57            ***

Average Annual Total Returns1
As of 12/31/98
                               One         Five         Ten
Since
                               Year        Years       Years
Inception2
Class A                          4.56%        7.67%
9.03%          10.05%
Class B                          3.13          N/A
N/A            7.22
Class C                          6.05          N/A
N/A            7.73
Class Z                          9.07          N/A
N/A            8.19

Distributions & Yields
As of 12/31/98
                                   Total Distributions
30-Day
                                     Paid for 12 Mos.
SEC Yield
Class A                                   $0.53
4.75%
Class B                                   $0.48
4.34
Class C                                   $0.48
4.31
Class Z                                   $0.54
5.11

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance numbers, with the exception of one-year returns, do not fully reflect the higher operating expenses incurred since the Fund commenced operations as an open-end mutual fund on January 15, 1996. If these expenses had been applied since the Fund's inception, past performance returns would have been lower. Prior to January
15, 1996, the Fund operated as a closed-end fund, with shares being traded on the New York Stock Exchange.

1 Source: Prudential Investments Fund Management and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of
5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales load of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution fee.

2 Inception dates: Class A, 7/7/86; Class B and Class C,
1/15/96; and Class Z,
3/17/97.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Global Income Fund category.

***Lipper Since Inception returns are 190.10% for Class A;
18.66% for Class B
and Class C; and 12.10% for Class Z based on all funds in each share class.

            How Investments Compared.
                (As of 12/31/98)
                    (Graph)
   U.S.       General      General       U.S.
 Growth        Bond       Muni Debt     Taxable
 Funds         Funds        Funds      Money Funds

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results.
The risks to
each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Gabriel Irwin and Simon Wells, Fund Managers
(PHOTOS)
Portfolio
Managers'Report

Your Fund seeks total return, which is current income plus any capital appreciation of its underlying bonds. The Fund invests primarily in intermediate-term investment-grade debt securities issued around the world.
The Fund may also invest up to 10% of total assets in bonds rated below investment grade with a minimum rating of "B" by Standard &
Poor's or Moody's
or of comparable quality. Lower-rated securities carry a greater risk of loss of principal and interest than higher-rated securities.
There are special
risks associated with foreign investing, including social, political and currency risks as well as potential illiquidity. There can be no assurance that the Fund's investment objective will be achieved.

New Year Brings New Currency.
The new single European currency, the euro, debuted on January 1, 1999. The individual currencies of the 11 member nations will continue to exist at fixed exchange rates until euro bills and coins are introduced into circulation in 2002.

Strategy Session.
Thriving Despite Global Turmoil.
Global economic growth was bound to slow, and commodity prices were set to decline in 1998 as struggling Asian nations imported fewer goods and services from abroad. In this deflationary environment, we expected interest rates to fall and bond prices to rise. Therefore, we positioned the Fund to take advantage of this anticipated rally by extending its duration, which is a measure of sensitivity to interest rate fluctuations. A longer duration enables Fund shares to gain more rapidly when interest rates decline.

The Fund's duration lengthened to 6.1 years as of December
31, 1998 from 5.1
years at the end of 1997. We accomplished this through buying European debt securities such as German bonds, which comprised 20.4% of the Fund's total investments as of December 31, 1998, up from 13.3% a year earlier. Most of these purchases took place in the summer both before and while the spreading global financial crisis spurred increased demand for German government securities.

While we added to certain European bond holdings, we reduced others. U.K.
government bonds and currency fell to 4.5% of the Fund's total investments as of December 31, 1998 from 8.6% at the end of 1997. We took profits because we anticipated the decline in sterling that occurred as the economy weakened and the Bank of England cut its benchmark interest rate to stimulate growth.
Exposure to both Norwegian bonds and currency was eliminated early on amid concern that declining crude prices would hurt the nation's oil-based economy.

We also began to cut the Fund's emerging market exposure before the deepening global financial turmoil battered the bonds of most developing countries. By the end of the year, our exposure to below-investment-grade emerging market debt fell to 2.0% from 5.9%.

What Went Well.
The Flight to Quality.
In August, the Russian government devalued the ruble and defaulted on some ruble-denominated debt. Latin America also fell prey to the financial contagion. Investors took refuge in U.S. Treasuries and the government securities of major Western European nations and dumped riskier assets. A lack of liquidity was the greatest concern in the bond markets. There was little trading, except in the most popular securities such as Treasuries and
German government bonds, which rallied to record levels in early October.
This trend benefited the Fund as it was heavily invested in both.

In order to calm financial markets and restore confidence in the U.S. economy, the Federal Reserve cut the Federal funds rate (the rate banks charge each other for overnight loans) by a quarter percentage point on September 29,
October 15, and November 17, leaving the key rate at 4.75%. Some other central banks also eased monetary policy, and the flight to quality began to reverse.

Bonds of Greece, Hungary and Poland rallied nicely in 1998 as the three countries are expected to become part of the European Union and adopt the euro currency early in the next century. Our exposure to these government securities rose to 6.2% by the end of 1998 from 1.9% a year earlier.

And Not So Well.
Lack of Japanese Yen Exposure.
The Fund's lack of exposure to the Japanese yen hurt its performance in the fourth quarter.

The Japanese yen gained more than 17% against the U.S.
dollar in the final
three months of 1998. Hedge fund managers began purchasing yen to repay low-cost yen loans that were used partly to finance investments in higher-yielding U.S. dollar assets. Renewed hope that Japan would heal its ailing banking system and revitalize its economy also helped boost the nation's currency.

Looking Ahead.
The Fund began 1999 with a 27.4% exposure to the euro that will probably decrease by a slight amount in coming months. Because of slowing economic growth in Europe, there is political pressure in the short term to allow the euro to soften versus the U.S. dollar. This would enhance the competitiveness of European exports, which would strengthen the economy there. On a longer-term basis, Euroland (the 11 founding members of the new currency) boasts a large current account surplus that could help support the value of the euro.

Five Largest Issuers.
22.6%          U.S.Treasury Obligations
17.8%          German Government Bonds
6.0%           Danish Government Bonds
5.4%           New South Wales
               Treasury Corporation
4.3%           United Kingdom
               Treasury Strip
Expressed as a percentage of net assets as of 12/31/98.

          Portfolio Breakdown.
      Expressed as a percentage of
    total investments as of 12/31/98.
              (PIE CHART)
------------------------------------------------------------
-------------------
                                1

President's Letter                                  February
16, 1999
(PHOTO)
Dear Shareholder:
Many major equity market indexes ended 1998 on the upswing -
- posting an
unprecedented fourth consecutive year of double-digit returns -- as many stocks rebounded off their early October lows. Bond investors were also cheered by healthy returns on U.S. Treasuries and investment-grade corporate debt, as well as certain Western European bonds.

Unfortunately, the equity market's advance was neither broad nor deep. It was limited primarily to stocks of larger companies with established records of growth. Investors ignored the stocks of both undervalued companies and smaller companies in a "flight to quality" stemming from financial turmoil in Asia and fears of a recession in the United States. Accordingly, growth-style investors in large-company stocks outperformed value-style investors by the widest margins in nearly 24 years -- and not since the Great Depression have large-company stocks so outperformed stocks of small companies.

The rally in bonds was not universal either. While government bonds -- especially Treasuries -- enjoyed strong appeal, investors were cool toward lower-rated issues. High yield bonds, therefore, saw yields rise while prices fell.

What We Can Learn From '98
The volatility of 1998 underscores points all investors should keep in mind:
Financial markets will rise and fall, sometimes dramatically. Because asset classes seldom move in lockstep, owning a mix of value- and growth-oriented mutual funds in addition to bond and money market funds can help lessen the effects of market volatility.

Generally speaking, long-term success in investment management comes from remaining true to an investment discipline -- even when it is out of favor.
Investors who maintain a long-term perspective and don't sell during market lows are more likely to regain lost ground, and while past events cannot foretell future performance, stocks and bonds have produced attractive returns ahead of inflation over time.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

Brian M. Storms
President
------------------------------------------------------------
-------------------
                              2

Portfolio of Investments as of Deccember 31, 1998  THE
GLOBAL TOTAL RETURN FUND,
INC.
------------------------------------------------------------

Principal
Amount                US$
(000)                 Description              Value (Note
1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--85.9%
------------------------------------------------------------
Australia--6.5%
A$         2,750    Federal National Mortgage
                       Association,
                       6.375%, 8/15/07                $
1,774,722
          13,700    New South Wales Treasury
                       Corporation,
                       6.50%, 5/1/06
8,960,622
                                                      ------
------

10,735,344
------------------------------------------------------------
Canada--3.3%
C$         3,250    British Columbia Provincial
                       Bond,
                       6.00%, 6/9/08
2,233,543
           4,500    Province of Quebec,
                       6.50%, 10/1/07
3,149,678
                                                      ------
------

5,383,221
------------------------------------------------------------
Denmark--6.0%
                    Danish Government Bonds,
   DKr    20,000    7.00%, 12/15/04
3,620,752
          32,750    8.00%, 3/15/06
6,343,850
                                                      ------
------

9,964,602
------------------------------------------------------------
Germany--19.6%
                    German Government Bonds,
   DM     18,000    7.375%, 1/3/05
12,910,983
           7,700    6.00%, 1/5/06
5,225,921
          15,500    6.25%, 1/4/24
11,261,516
           5,000    Republic of Colombia,
                       7.25%, 12/21/00
3,052,465
                                                      ------
------

32,450,885
------------------------------------------------------------
Greece--3.3%
                    Hellenic Republic, FRN,
   GRD   350,000    9.20%, 3/21/02
1,285,914
         680,000    12.70%, 12/31/03
2,437,973
   GRD   430,000    Republic of Greece,
                       8.60%, 3/26/08                 $
1,695,138
                                                      ------
------

5,419,025
------------------------------------------------------------
Hungary--0.8%
   HUF   300,000    Hungarian Government Bonds,
                       16.00%, 4/12/00
1,402,700
------------------------------------------------------------
Netherlands--4.0%
                    Dutch Government Bonds,
   NLG     6,000    7.00%, 6/15/05
3,764,500
           3,750    7.50%, 1/15/23
2,767,957
                                                      ------
------

6,532,457
------------------------------------------------------------
New Zealand--4.4%
NZ$        6,700    Federal National Mortgage
                       Association,
                       7.25%, 6/20/02
3,656,473
           3,300    International Bank of
                       Reconstruction Development,
                       7.25%, 5/27/03
1,807,909
           3,100    New Zealand Government Bond,
                       8.00%, 4/15/04
1,825,837
                                                      ------
------

7,290,219
------------------------------------------------------------
Russia--0.1%
                    European Bank of Reconstruction
                       Development,
   RUB     5,300    31.00%, 5/5/00
61,485
           8,600    Zero Coupon, 5/28/02
23,944
                                                      ------
------

85,429
------------------------------------------------------------
Spain--3.3%
  Pts    650,000    Spanish Government Bond,
                       6.15%, 1/31/13
5,406,026

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     3

Principal
Amount                US$
(000)                 Description              Value (Note
1)
------------------------------------------------------------
Sweden--2.4%
   SEK    29,000    Swedish Government Bond,
                       6.00%, 2/9/05                  $
3,965,962
------------------------------------------------------------
United Kingdom--4.3%
  BP       9,100    United Kingdom Treasury Strip,
                       Zero Coupon, 12/7/15
7,176,140
------------------------------------------------------------
United States--27.9%
Corporate Bonds--1.8%
           1,200    General Motors Acceptance
                       Corp.,
                       5.75%, 11/10/03
1,209,312
           1,700    Household Finance Corporation,
                       6.40%, 6/17/08
1,755,335
                                                      ------
------

2,964,647
------------------------------------------------------------
Sovereign Bonds--4.3%
           3,500    Ministry Of Finance (Russia),
                       10.00%, 6/26/07
997,500
           1,000    Oman Sultanate (India),
                       7.125%, 3/20/02
1,020,000
           1,000    Republic of Colombia,
                       7.25%, 2/23/04
896,000
           2,000    Republic of Croatia, FRN,
                       6.56%, 7/31/06
1,429,551
             960    Republic of Croatia,
                       6.5625%, 7/31/10
758,400
           1,400    Republic of Peru,
                       4.00%, 3/7/17
878,500
             800    Republic of Lithuania,
                       7.125%, 7/22/02
748,000
           1,675    Russian Federation,
                       11.00%, 7/24/18
414,563
                                                      ------
------

7,142,514
------------------------------------------------------------
Supranational Bonds--2.9%
           4,800    Corporacion Andina de Fomento,
                       7.375%, 7/21/00
4,847,664
U.S. Government Obligations--18.9%
US$        9,250    United States Treasury Bond,
                       6.625%, 2/15/27                $
10,940,992
                    United States Treasury Notes,
           5,000    6.125%, 9/30/00
5,122,650
          13,810    6.25%, 2/15/07
15,147,775
                                                      ------
------

31,211,417
                                                      ------
------

46,166,242
                    Total long-term investments
                       (cost US$141,404,772)
141,978,252
                                                      ------
------
SHORT-TERM INVESTMENTS--10.4%
------------------------------------------------------------
Hungary--0.7%
   HUF   250,000    Hungarian Government Bonds,
                       16.50%, 7/24/99
1,160,737
------------------------------------------------------------
Poland--1.2%
                    Polish Treasury Bills,
  PLZ      3,800    14.00%(a), 2/17/99
1,057,221
           1,200    18.55%(a), 3/3/99
333,344
           2,000    13.57%(a), 4/28/99
543,912
                                                      ------
------

1,934,477
------------------------------------------------------------
United States--8.5%
Corporate Bonds--3.0%
US$        1,000    Banco Ganadero Colombian Bond
                       (Colombia),
                       9.75%, 8/26/99
1,006,250
           2,900    Financiera Energetica Nacional
                       (Colombia),
                       9.00%, 11/8/99
2,900,000
           1,000    Petroleas Mexicano (Mexico),
                       FRN,
                       6.20%, 3/8/99
987,300
                                                      ------
------

4,893,550

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     4

Principal
Amount                US$
(000)                 Description              Value (Note
1)
------------------------------------------------------------
Repurchase Agreement--1.8%
US$        3,061    Joint Repurchase Agreement
                       Account,
                       4.69% 1/4/99 (Note 5)          $
3,061,000
------------------------------------------------------------
U.S. Government Obligations--3.7%
           6,000    United States Treasury Notes,
                       6.75%, 6/30/99
6,063,720
                                                      ------
------

14,018,270
                                                      ------
------
                    Total short-term Investments
                       (cost US$17,281,427)
17,113,484
                                                      ------
------
------------------------------------------------------------
Total Investments--96.3%
                    (cost $158,686,199)
159,091,736
                    Other assets in excess of
                       liabilities--3.7%
6,175,538
                                                      ------
------
                    Net Assets--100%
$165,267,274
                                                      ------
------
                                                      ------
------

---------------
Portfolio securities are classified according to the
security's
currency denomination.
(a) Percentages quoted represent yield-to-maturity as of
purchase date.
FRN--Floating Rate Note.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities           THE GLOBAL
TOTAL RETURN FUND, INC.
------------------------------------------------------------
--------------------

Assets
December 31, 1998
Investments, at value (cost
$158,686,199)...............................................
 ....................      $159,091,736
Foreign currency, at value (cost
$1,767,880).................................................
 ...............         1,757,476
Interest
receivable..................................................
 .......................................         4,747,224
Forward currency contracts--amount receivable from
counterparties...........................................
355,541
Receivable for investments
sold........................................................
 .....................           253,165
Receivable for Fund shares
sold........................................................
 .....................            22,770
Other
assets......................................................
 ..........................................             5,231

-------------
   Total
assets......................................................
 .......................................       166,233,143

-------------
Liabilities
Payable for Fund shares
reacquired..................................................
 ........................           404,297
Accrued expenses and other
liabilities.................................................
 .....................           192,405
Forward currency contracts--amount payable to
counterparties..............................................
 ..           151,267
Management fee
payable.....................................................
 .................................           106,493
Bank
overdraft...................................................
 ...........................................
88,425
Distribution fee
payable.....................................................
 ...............................            22,982

-------------
   Total
liabilities.................................................
 .......................................           965,869

-------------
Net
Assets......................................................
 ............................................
$165,267,274

-------------

-------------
Net assets were comprised of:
   Common stock, at
par.........................................................
 ............................      $    205,901
   Paid-in capital in excess of
par.........................................................
 ................       164,988,534

-------------

165,194,435
   Accumulated net realized loss on
investments.................................................
 ............          (600,027 )
   Net unrealized appreciation on investments and foreign
currencies........................................
672,866

-------------
Net assets, December 31,
1998........................................................
 .......................      $165,267,274

-------------

-------------
Class A:
   Net asset value and redemption price per share
      ($158,932,007 / 19,800,984 shares of common stock
issued and outstanding).............................
$8.03
Maximum sales charge (4% of offering
price)......................................................
 ...........               .33

-------------
Maximum offering price to
public......................................................
 ......................             $8.36

-------------

-------------
Class B:
   Net asset value and redemption price per share
      ($3,625,180 / 451,664 shares of common stock issued
and outstanding)..................................
$8.03

-------------

-------------
Class C:
   Net asset value, offering price and redemption price per
share
      ($274,811 / 34,209 shares of common stock issued and
outstanding).....................................
$8.03
   Maximum sales charge (1% of offering
price)......................................................
 ........               .08

-------------
   Maximum offering price to
public......................................................
 ...................             $8.11

-------------

-------------
Class Z:
   Net asset value, offering price and redemption price per
share
      ($2,435,276 / 303,197 shares of common stock issued
and outstanding)..................................
$8.03

-------------

-------------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     6

THE GLOBAL TOTAL RETURN FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31,
1998
Income
   Interest and discount earned (net of
      foreign withholding taxes of
      $16,405)...........................      $13,687,048
                                            ----------------
-
Expenses
   Management fee........................        1,323,490
   Distribution fee--Class A.............          257,141
   Distribution fee--Class B.............           22,860
   Distribution fee--Class C.............            1,647
   Transfer agent's fees and expenses....          320,000
   Custodian's fees and expenses.........          225,000
   Reports to shareholders...............           50,000
   Registration fees.....................           50,000
   Legal fees and expenses...............           45,000
   Audit fee and expenses................           36,000
   Directors' fees.......................           18,000
   Insurance.............................            4,000
   Miscellaneous.........................           12,608
                                            ----------------
-
      Total expenses.....................        2,365,746
                                            ----------------
-
Net investment income....................       11,321,302
                                            ----------------
-
Realized and Unrealized Gain
(Loss) on Investments and Foreign
Currency Transactions
Net realized gain (loss) on:
   Investment transactions...............        2,920,023
   Foreign currency transactions.........       (1,349,135)
                                            ----------------
-
                                                 1,570,888
                                            ----------------
-
Net change in unrealized appreciation (depreciation) on:
   Investments...........................        2,767,090
   Foreign currencies....................         (909,628)
                                            ----------------
-
                                                 1,857,462
                                            ----------------
-
Net gain on investments and foreign
   currencies............................        3,428,350
                                            ----------------
-
Net Increase in Net Assets
Resulting from Operations................      $14,749,652
                                            ----------------
-
                                            ----------------
-

THE GLOBAL TOTAL RETURN FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended December
31,
in Net Assets                           1998            1997
Operations:
   Net investment income..........  $ 11,321,302    $
13,903,963
   Net realized gain on investment
      and foreign currency
      transactions................     1,570,888
7,846,372
   Net change in unrealized
      appreciation (depreciation)
      on investments and foreign
      currencies..................     1,857,462
(12,590,843)
                                    ------------    --------
----
   Net increase in net assets
      resulting from operations...    14,749,652
9,159,492
                                    ------------    --------
----
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A.....................    (7,425,915)
(16,523,696)
      Class B.....................      (127,509)
(108,586)
      Class C.....................        (8,896)
(32,330)
      Class Z.....................       (83,453)
(23,135)
                                    ------------    --------
----
                                      (7,645,773)
(16,687,747)
                                    ------------    --------
----
   Distributions in excess of net
      investment income
      Class A.....................      (432,992)
(4,744,012)
      Class B.....................        (7,435)
(44,626)
      Class C.....................          (519)
(14,046)
      Class Z.....................        (4,866)
(11,622)
                                    ------------    --------
----
                                        (445,812)
(4,814,306)
                                    ------------    --------
----
   Distributions from net realized
      gains
      Class A.....................    (3,221,486)        --
      Class B.....................       (55,316)        --
      Class C.....................        (3,859)        --
      Class Z.....................       (36,203)        --
                                    ------------    --------
----
                                      (3,316,864)        --
                                    ------------    --------
----
Fund share transactions (net of
   conversions) (Note 6)
   Net proceeds from shares
      sold........................     8,184,792
6,921,618
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     2,953,974
4,960,184
   Cost of shares reacquired......   (35,442,667)
(43,255,074)
                                    ------------    --------
----
   Net decrease in net assets from
      Fund share transactions.....   (24,303,901)
(31,373,272)
                                    ------------    --------
----
Total decrease....................   (20,962,698)
(43,715,833)
                                    ------------    --------
----
Net Assets
Beginning of year.................   186,229,972
229,945,805
                                    ------------    --------
----
End of year(a)....................  $165,267,274
$186,229,972
                                    ------------    --------
----
                                    ------------    --------
----
---------------
(a) Includes undistributed net
    investment income of            $    --         $
785,449
                                    ------------    --------
----
                                    ------------    --------
----

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     7

Notes to Financial Statements                 THE GLOBAL
TOTAL RETURN FUND, INC.
------------------------------------------------------------
--------------------
The Global Total Return Fund, Inc., (the 'Fund') is an open-
end, nondiversified
management investment company whose investment objective is
to seek total
return, the components of which are current income and
capital appreciation. The
Fund invests primarily in governmental (including
supranational),
semi-governmental or governmental agency debt securities or
in short-term bank
debt securities or deposits in the United States and in
foreign countries
denominated in U.S. dollars or in foreign currencies,
including debt securities
issued or guaranteed by the U.S. Government and foreign
governments, their
agencies, authorities or instrumentalities (U.S. Government
Securities and
Foreign Government Securities, respectively). The remainder
is generally
invested in corporate debt securities or longer term bank
debt securities. The
bonds are primarily of investment grade, i.e., bonds rated
within the four
highest quality grades as determined by Moody's Investor's
Service or Standard &
Poor's Rating's Group, or in unrated securities of
equivalent quality. In
addition the Fund is permitted to invest up to 10% of the
Fund's total assets in
bonds rated below investment grade with a minimum rating of
B, or on unrated
securities of equivalent quality. The ability of the issuers of debt securities
held by the Fund to meet their obligations may be affected
by economic and
political developments in a specific country or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the
Fund in the preparation of its financial statements.

Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers.
Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Forward currency exchange contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest.
To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United
States dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the current rates of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains on investment transactions.

Net realized gains or losses on foreign currency
transactions represent net
foreign exchange gains or losses from sales and maturities
of short-term
securities and forward currency contracts, disposition of
foreign currencies,
currency gains or losses realized between the trade and
settlement dates on
securities transactions, and the difference between the
amounts of interest,
discount and foreign taxes recorded on the Fund's books and
the U.S. dollar
equivalent amounts actually received or paid. Net currency
gains and losses from
valuing foreign currency denominated assets (excluding
investments) and
liabilities at year-end exchange rates are reflected as a
component of net
unrealized appreciation or depreciation on investments and
foreign currencies.
Foreign security and currency transactions may involve
certain considerations
and risks not typically associated with those of U.S.
companies as a result of,
among other factors, the possibility of political or
economic
------------------------------------------------------------
--------------------
                                       8

Notes to Financial Statements                 THE GLOBAL
TOTAL RETURN FUND, INC.
------------------------------------------------------------
--------------------
instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis.
Interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.

Net investment income (other than distribution fees), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Taxes: It is the Fund's policy to continue to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Dividends and Distributions: Dividends are declared quarterly. Distributions of capital gains, if any, will be declared at least annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

Reclassification of Capital Accounts: The Fund accounts for
and reports
distributions to shareholders in accordance with the
American Institute of
Certified Public Accountants' Statement of Position 93-2:
Determination,
Disclosure, and Financial Statement Presentation of Income,
Capital Gain, and
Return of Capital Distributions by Investment Companies. The
effect of applying
this statement was to decrease undistributed net investment
income by
$4,015,166, decrease accumulated net realized loss on
investments by $4,460,978,
and decrease paid in capital in excess of par by $445,812
for foreign currency
losses realized and recognized during the year ended
December 31, 1998. Net
investment income, net realized gains and net assets were
not affected by this
change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential
Investments Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential
Investment Corporation ('PIC'); PIC, through an agreement with PRICOA Asset
Management Ltd. ('PRICOA'), furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets up to $500 million, .70 of 1% of such assets between $500 million and $1 billion, and .65 of 1% of such assets in excess of $1 billion.

The Fund had a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Class A, B, C and Z shares of the
Fund through May 31, 1998. Prudential Investment Management
Services LLC
('PIMS') became the distributor of the Fund effective June
1, 1998 and is
serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the
Fund's Class A, Class B and Class C shares, pursuant to plans of distribution
(the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees were accrued daily and payable monthly. No distribution or service fees were paid to PSI or PIMS as distributor of the
Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensated
PSI and PIMS for
distribution-related activities at an annual rate of up to
 .30 of 1%, 1% and 1%
of the average daily net assets of the Class A, B, and C
shares, respectively.
Such expenses under the Plans were .15 of 1%, .75 of
------------------------------------------------------------
--------------------
                                       9

Notes to Financial Statements                 THE GLOBAL
TOTAL RETURN FUND, INC.
------------------------------------------------------------
--------------------
1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1998. Effective January 1, 1999 the expense under the Class A plan is .25 of 1% of the average daily net assets of the Class A shares.

PSI and PIMS have advised the Fund that they have received approximately $12,200 and $300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 1998. From these fees,

PSI and PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Fund that for the year ended
December 31, 1998,
they received approximately $27,800 and $800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIFM, PIC, PIMS and PRICOA are indirect, wholly owned subsidiaries of The
Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment
companies (the
'Funds'), entered into a credit agreement (the 'Agreement')
with an unaffiliated
lender. The maximum commitment under the Agreement is
$200,000,000. Interest on
any such borrowings outstanding will be at market rates. The purpose of the
Agreement is to serve as an alternative source of funding
for capital share
redemptions. The Fund did not borrow any amounts pursuant to the Agreement
during the year ended December 31, 1998. The Funds pay a
commitment fee at an
annual rate of .055 of 1% on the unused portion of the
credit facility. The
commitment fee is accrued and paid quarterly on a pro rata
basis by the Funds.
The Agreement expired on December 29, 1998 and has been
extended through
February 28, 1999 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM,
serves as the Fund's transfer agent and during the year
ended December 31, 1998,
the Fund incurred fees of approximately $256,500 for the
services of PMFS. As of
December 31, 1998, approximately $21,300 of such fees were
due to PMFS. Transfer
agent fees and expenses in the Statement of Operations
include certain
out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 1998, aggregated $73,159,908 and $90,689,180, respectively.

At December 31, 1998, the Fund had outstanding forward currency contracts to sell foreign currencies as follows:

                                              Value at
Foreign Currency            Current       Settlement Date
Appreciation/
 Sale Contracts              Value           Receivable
(Depreciation)
----------------------    -----------     ----------------
--------------
Canadian Dollars,
 expiring 1/28/99.....    $ 4,978,172       $  4,969,156
$   (9,016)
French Francs,
 expiring 1/28/99.....      3,186,794          3,211,230
24,436
Japanese Yen,
 expiring 1/28/99.....      2,103,532          2,042,829
(60,703)
New Zealand Dollars,
 expiring 1/28/99.....     16,119,414         16,037,866
(81,548)
Swiss Francs,
 expiring 1/28/99.....     12,224,948         12,556,053
331,105
                          -----------     ----------------
--------------
                          $38,612,860       $ 38,817,134
$  204,274
                          -----------     ----------------
--------------
                          -----------     ----------------
--------------

The United States federal income tax basis of the Fund's investments at December
31, 1998 was $158,716,497 and, accordingly, net unrealized depreciation for
United States federal income tax purposes was $375,239
(gross unrealized
appreciation--$7,265,530; gross unrealized depreciation--
$(6,890,291).
The Fund utilized its capital loss carryforward of approximately $2,165,900 to offset net taxable gains realized and recognized during the fiscal year ended
December 31, 1998.

The Fund has elected to treat approximately $283,907 of net
currency losses
incurred in the two month period ended December 31, 1998 as
having been incurred
in the following fiscal year.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1998, the
Fund had a .44% undivided interest in the joint account. The undivided interest for the Fund represents $3,061,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co. Inc., 4.75%, in the principal amount of
$165,000,000,
repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest was $169,478,699.

Deutsche Bank Securities Inc., 4.80%, in the principal amount of $100,000,000, repurchase price $100,053,333, due 1/4/99. The value of the collateral including accrued interest was $102,001,052.

Goldman Sachs & Co. Inc., 4.25%, in the principal amount of
$93,088,000,
repurchase price $93,131,958, due 1/4/99. The value of the
collateral including
accrued interest was $94,950,662.
------------------------------------------------------------
--------------------
                                       10

Notes to Financial Statements                 THE GLOBAL
TOTAL RETURN FUND, INC.
------------------------------------------------------------
--------------------
Morgan (J.P.) Securities Inc., 4.75%, in the principal amount of $165,000,000, repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest was $168,300,696.

Warburg Dillon Read Inc., 4.75%, in the principal amount of
$165,000,000,
repurchase price $165,087,083, due 1/4/99. The value of the
collateral including
accrued interest was $168,529,699.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first
18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class
Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion authorized shares of common stock at $.01 par value per share, divided equally into Class A, B, C and Z shares. As of December 31, 1998
Prudential owned 13,481 Class A shares, 25 Class B shares,
26 Class C shares and
26 Class Z shares.

Transactions in shares of common stock were as follows:

Class A                                  Shares
Amount
------------------------------------   ----------   --------
----
Year ended December 31, 1998:
Shares sold.........................      339,598   $
2,730,063
Shares issued in reinvestment of
  dividends and distributions.......      333,052
2,661,857
Shares reacquired...................   (4,101,283)
(32,833,746)
                                       ----------   --------
----
Net decrease in shares outstanding
  before conversion.................   (3,428,633)
(27,441,826)
Shares issued upon conversion from
  Class B...........................        3,881
31,322
                                       ----------   --------
----
Net decrease in shares
  outstanding.......................   (3,424,752)
$(27,410,504)
                                       ----------   --------
----
                                       ----------   --------
----
Year ended December 31, 1997:
Shares sold.........................      376,715   $
3,080,935
Shares issued in reinvestment of
  dividends and distributions.......      594,942
4,768,393
Shares reacquired...................   (5,157,652)
(42,386,320)
                                       ----------   --------
----
Net decrease in shares outstanding
  before conversion.................   (4,185,995)
(34,536,992)
Shares issued upon conversion from
  Class B...........................        2,660
21,866
                                       ----------   --------
----
Net decrease in shares
  outstanding.......................   (4,183,335)
$(34,515,126)
                                       ----------   --------
----
                                       ----------   --------
----
Class B                                  Shares
Amount
------------------------------------   ----------   --------
----
Year ended December 31, 1998:
Shares sold.........................      237,833   $
1,906,388
Shares issued in reinvestment of
  dividends and distributions.......       20,064
160,430
Shares reacquired...................      (94,011)
(752,207)
                                       ----------   --------
----
Net increase in shares outstanding
  before conversion.................      163,886
1,314,611
Shares reacquired upon conversion
  into Class A......................       (3,884)
(31,322)
                                       ----------   --------
----
Net increase in shares
  outstanding.......................      160,002   $
1,283,289
                                       ----------   --------
----
                                       ----------   --------
----
Year ended December 31, 1997:
Shares sold.........................      288,417   $
2,365,066
Shares issued in reinvestment of
  dividends and distributions.......       14,347
114,426
Shares reacquired...................      (29,348)
(240,044)
                                       ----------   --------
----
Net increase in shares outstanding
  before conversion.................      273,416
2,239,448
Shares reacquired upon conversion
  into Class A......................       (2,660)
(21,866)
                                       ----------   --------
----
Net increase in shares
  outstanding.......................      270,756   $
2,217,582
                                       ----------   --------
----
                                       ----------   --------
----
Class C
------------------------------------
Year ended December 31, 1998:
Shares sold.........................       11,948   $
95,300
Shares issued in reinvestment of
  dividends and distributions.......        1,404
11,227
Shares reacquired...................       (3,185)
(25,475)
                                       ----------   --------
----
Net increase in shares
  outstanding.......................       10,167   $
81,052
                                       ----------   --------
----
                                       ----------   --------
----
Year ended December 31, 1997:
Shares sold.........................       95,257   $
776,731
Shares issued in reinvestment of
  dividends and distributions.......        5,489
43,719
Shares reacquired...................      (76,729)
(605,145)
                                       ----------   --------
----
Net increase in shares
  outstanding.......................       24,017   $
215,305
                                       ----------   --------
----
                                       ----------   --------
----
Class Z
------------------------------------
Year ended December 31, 1998:
Shares sold.........................      429,296   $
3,453,041
Shares issued in reinvestment of
  dividends and distributions.......       15,060
120,460
Shares reacquired...................     (228,142)
(1,831,239)
                                       ----------   --------
----
Net increase in shares
  outstanding.......................      216,214   $
1,742,262
                                       ----------   --------
----
                                       ----------   --------
----
March 17, 1997(a) through
  December 31, 1997:
Shares sold.........................       85,634   $
698,886
Shares issued in reinvestment of
  dividends and distributions.......        4,243
33,646
Shares reacquired...................       (2,894)
(23,565)
                                       ----------   --------
----
Net increase in shares
  outstanding.......................       86,983   $
708,967
                                       ----------   --------
----
                                       ----------   --------
----

---------------
(a) Commencement of offering of Class Z shares.
------------------------------------------------------------
--------------------
                                       11

Financial Highlights                          THE GLOBAL
TOTAL RETURN FUND, INC.
------------------------------------------------------------
--------------------

Class A (b)
                                                 -----------
----------------------------------------------------

Year Ended December 31,
                                                 -----------
----------------------------------------------------
                                                   1998(c)
1997(c)        1996         1995         1994
                                                 -----------
--------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $    7.88
$   8.38     $   8.44     $   7.46     $   8.76
                                                 -----------
--------     --------     --------     --------
Income from investment operations
Net investment income.........................          .52
 .55          .62          .54          .52
Net realized and unrealized gain (loss) on
   investment and foreign currencies..........          .16
(.18)         .32         1.25        (1.22)
                                                 -----------
--------     --------     --------     --------
   Total from investment operations...........          .68
 .37          .94         1.79         (.70)
                                                 -----------
--------     --------     --------     --------
Less distributions
Dividends from net investment income..........         (.35)
(.68)        (.62)        (.54)        (.17)
Distributions in excess of net investment
   income.....................................         (.02)
(.19)        (.50)        (.27)          --
Distributions from net realized capital
   gains......................................         (.16)
--           --           --         (.13)
Tax return of capital distributions...........           --
--           --           --         (.30)
                                                 -----------
--------     --------     --------     --------
   Total distributions........................         (.53)
(.87)       (1.12)        (.81)        (.60)
                                                 -----------
--------     --------     --------     --------
Redemption fee retained by Fund...............           --
--          .12           --           --
                                                 -----------
--------     --------     --------     --------
Net asset value, end of year..................    $    8.03
$   7.88     $   8.38     $   8.44     $   7.46
                                                 -----------
--------     --------     --------     --------
                                                 -----------
--------     --------     --------     --------
Per share market price, end of year...........          N/A
N/A          N/A     $   8.25     $   6.13

--------     --------

--------     --------
TOTAL INVESTMENT RETURN BASED ON (a):
   Market price...............................          N/A
N/A          N/A        49.23%      (16.12)%
   Net asset value............................         8.92%
4.55%       13.15%       25.45%       (8.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $ 158,932
$183,054     $229,770     $559,071     $493,645
Average net assets (000)......................    $ 171,427
$204,795     $299,026     $549,407     $536,230
Ratios to average net assets:
   Expenses, including distribution fees......         1.33%
1.39%        1.33%        1.02%        1.04%
   Expenses, excluding distribution fees......         1.18%
1.24%        1.18%        1.02%        1.04%
   Net investment income......................         6.42%
6.73%        7.01%        6.50%        6.45%
For Class A, B, C, and Z shares:
   Portfolio turnover rate....................           46%
43%          32%         256%         583%

---------------
(a) Total investment return based on net asset value is
calculated assuming a
    purchase of shares on the first day and a sale on the
last day of each year
    reported and includes reinvestment of dividends and
distributions. Total
    return does not consider the effect of sales load. Prior
to January 15, 1996
    the Fund operated as a closed-end investment company and
total investment
    return was calculated based on market value assuming a
purchase of common
    stock at the current market value on the first day and a
sale at the current
    market value on the last day of each year reported.
Dividends and
    distributions are assumed for purposes of this
calculation to be reinvested
    at prices obtained under the dividend reinvestment plan.
This calculation
    does not reflect brokerage commissions.
(b) Prior to January 15, 1996 the Fund operated as a closed-
end investment
company.
(c) Calculated based upon weighted average shares
outstanding during the year.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     12

Financial Highlights                          THE GLOBAL
TOTAL RETURN FUND, INC.
------------------------------------------------------------
--------------------

Class B                              Class C
                                                  ----------
-------------------------------     ------------------------

January 15,

1996(d)

Year Ended              Through               Year Ended

December 31,           December 31,           December 31,
                                                   1998(f)
1997(f)          1996          1998(f)       1997(f)
                                                  ----------
---------     ------------     ---------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $ 7.89
$  8.39         $ 8.51         $  7.89        $ 8.39
                                                     -----
---------         -----        ---------        -----
Income from investment operations
Net investment income.........................         .46
 .49            .57             .46           .49
Net realized and unrealized gain (loss) on
   investment and foreign currencies..........         .16
(.16)           .26             .16          (.16)
                                                     -----
---------         -----        ---------        -----
   Total from investment operations...........         .62
 .33            .83             .62           .33
                                                     -----
---------         -----        ---------        -----
Less distributions
Dividends from net investment income..........        (.30)
(.64)          (.57)           (.30)         (.64)
Distributions in excess of net investment
   income.....................................        (.02)
(.19)          (.50)           (.02)         (.19)
Distributions from net realized capital
   gains......................................        (.16)
--             --            (.16)           --
                                                     -----
---------         -----        ---------        -----
   Total distributions........................        (.48)
(.83)         (1.07)           (.48)         (.83)
                                                     -----
---------         -----        ---------        -----
Redemption fee retained by Fund...............          --
--            .12              --            --
                                                     -----
---------         -----        ---------        -----
Net asset value, end of period................      $ 8.03
$  7.89         $ 8.39         $  8.03        $ 7.89
                                                     -----
---------         -----        ---------        -----
                                                     -----
---------         -----        ---------        -----
TOTAL INVESTMENT RETURN(a):...................        8.13%
3.98%         11.99%           8.13%         3.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $3,625
$ 2,300         $  175         $   275        $  190
Average net assets (000)......................      $3,048
$ 1,246         $   52         $   220        $  397
Ratios to average net assets:
   Expenses, including distribution fees......        1.93%
1.99%          1.93%(c)        1.93%         1.99%
   Expenses, excluding distribution fees......        1.18%
1.24%          1.18%(c)        1.18%         1.24%
   Net investment income......................        5.86%
6.13%          6.41%(c)        5.84%         6.05%


Class Z

-----------------------------
                                                January 15,
March 17,
                                                  1996(d)
1997(e)
                                                  Through
Year Ended        through
                                                December 31,
December 31,     December 31,
                                                    1996
1998(f)          1997(f)
                                                ------------
------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 8.51
$ 7.88           $ 8.32
                                                    -----
-----            -----
Income from investment operations
Net investment income.........................        .57
 .52              .39
Net realized and unrealized gain (loss) on
   investment and foreign currencies..........        .26
 .17              .05
                                                    -----
-----            -----
   Total from investment operations...........        .83
 .69              .44
                                                    -----
-----            -----
Less distributions
Dividends from net investment income..........       (.57)
(.36)            (.69)
Distributions in excess of net investment
   income.....................................       (.50)
(.02)            (.19)
Distributions from net realized capital
   gains......................................         --
(.16)              --
                                                    -----
-----            -----
   Total distributions........................      (1.07)
(.54)            (.88)
                                                    -----
-----            -----
Redemption fee retained by Fund...............        .12
--               --
                                                    -----
-----            -----
Net asset value, end of period................     $ 8.39
$ 8.03           $ 7.88
                                                    -----
-----            -----
                                                    -----
-----            -----
TOTAL INVESTMENT RETURN(a):...................      11.99%
9.07%            5.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $  210(b)
$2,435           $  686
Average net assets (000)......................     $  204(b)
$1,771           $  257
Ratios to average net assets:
   Expenses, including distribution fees......
1.93%(c)         1.18%            1.24%(c)
   Expenses, excluding distribution fees......
1.18%(c)         1.18%            1.24%(c)
   Net investment income......................
6.41%(c)         6.65%            5.41%(c)

---------------
(a) Total investment return is calculated assuming a
purchase of shares on the
    first day and a sale on the last day of each period
reported and includes
    reinvestment of dividends and distributions. Total
investment return does
    not consider the effect of sales load. Total investment
returns for periods
    of less than a full year are not annualized.
(b) Figure is actual and not rounded to nearest thousand.
(c) Annualized.
(d) Commencement of offering of Class B and Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Calculated based upon weighted average shares
outstanding during the period.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     13

Report of Independent Accountants             THE GLOBAL
TOTAL RETURN FUND, INC.
------------------------------------------------------------
--------------------
To the Shareholders and Board of Directors of The Global Total Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Global Total Return Fund, Inc.
(the 'Fund') at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying Financial Highlights for each of the three years in the period ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 14, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 16, 1999
------------------------------------------------------------
--------------------
                                       14

Federal Income Tax Information (Unaudited)    THE GLOBAL
TOTAL RETURN FUND, INC.
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you within 60 days of the
Fund's fiscal year end (December 31, 1998) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended December 31, 1998, the Fund paid distributions of $.526 per
Class A share, $.478 per Class B share, $.478 per Class C share and $.538 per
Class Z share. Of these amounts, $.152 per Class A, B, C and Z shares represent distributions from long-term capital gains. The remaining $.374 per Class A share, $.326 per Class B share, $.326 per Class C share and $.386 per Class Z share represents dividends from ordinary income (net investment income and short-term capital gains).

We wish to advise you that the dividends received deduction
for the Fund is
zero. Only funds that invest in U.S. equity securities are
entitled to
pass-through a corporate dividends received deduction.
------------------------------------------------------------
--------------------
                                       15

Getting The Most From Your Prudential Mutual Fund.
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco
Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It? Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Comparing A $10,000 Investment.

The Global Total Return Fund, Inc. vs. the
J.P. Morgan Government Bond Index Global (GBI).

// The Global Total Return Fund, Inc.
-- J.P. Morgan Gov't Bond Index Global (GBI)

(Class A)
Average Annual
Total Returns - Class A

With Sales Load
10.05% Since Inception
9.03% for 10 Years
7.67% for 5 Years
4.56% for 1 Year

Without Sales Load
10.41% Since Inception
9.48% for 10 Years
8.55% for 5 Years
8.92% for 1 Year

(Class B)
Average Annual
Total Returns - Class B
With Sales Load
7.22% Since Inception
3.13% for 1 Year

Without Sales Load
8.10% Since Inception
8.13% for 1 Year

(Class C)
Average Annual
Total Returns - Class C

With Sales Load
7.73% Since Inception
6.05% for 1 Year

Without Sales Load
8.10% Since Inception
8.13% for 1 Year

(Class Z)
Average Annual
Total Returns - Class Z
8.19% Since Inception
9.07% for 1 Year

Past performance is not indicative of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in The Global Total Return Fund, Inc. (Class A,
B, C, and Z shares) with a similar investment in the J.P.
Morgan Government
Bond Index Global (GBI) (the Index) by portraying the initial account values at the commencement of operations of Class B, C, and Z shares, and for 10 years for Class A shares, and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in
1988 for Class A shares, 1996 for Class B and Class C shares, and 1997 for
Class Z shares. For purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed that (a) the maximum applicable front-end sales load was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and
Class C shares, assuming full redemption on December 31, 1998; (c) Class C shares are subject to a front-end sales load of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year; (d) all recurring fees (including management fees) were deducted; and (e) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution fee.

The Index is traded, unhedged, and measured in U.S. dollars. The Index is market weighted and represents the total return of government bonds from 13 countries, including Australia, Belgium, Canada, Denmark, France, Germany,
Italy, Japan, the Netherlands, Spain, Sweden, the United
Kingdom and the
United States. The Index provides a broad measure of market performance.
The Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The Index is not the only index that may be used to characterize performance of global bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Mendel A. Melzer, CFA
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Brian M. Storms
Louis A. Weil, III
Clay T. Whitehead

Officers
Brian M. Storms, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Marguerite E.H. Morrison, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

PRICOA Asset Management, Ltd.
115 Houndstitch
London EC3A 7BU

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

37936L302             MF169E
37936L401
37936L500
37936L203